UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2024

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Quince Orchard Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On June 6, 2024, the Company provided an update for investors at the 2024 Jefferies Global Healthcare Conference, sharing information relating to certain strategic and business updates (the “Investor Presentation”), which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. A copy of the Investor Presentation will also be accessible on the Company’s website at www.novavax.com under “Latest Investor Presentation.”

Item 8.01.   Other Items.

The U.S. Food and Drug Administration notified the Company that it completed its filing review of the final portion of the Company’s Biologics License Application (“BLA”) for its COVID-19 Vaccine and has set a Prescription Drug User Fee Act (PDUFA) review goal date in April 2025 for the BLA. As a result, the Company is planning for the commercial sales of its COVID-19 Vaccine in the United States during the 2024-2025 season to be under its existing Emergency Use Authorization.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K and the Investor Presentation attached as Exhibit 99.1 include forward-looking statements including information relating to the future of the Company, statements related to potential royalties and milestones, its near-term priorities including delivering an updated single-dose vial COVID-19 vaccine for the start of the 2024-2025 vaccination season, initiating a pivotal Phase 3 trial for CIC in the second half of 2024, a possible combination vaccine launch in 2026, reducing rate of spend, managing cash flow and evolving its scale and structure, the amount and impact of the Company’s previously announced global restructuring and cost reduction plan and new cost reduction plan, its operating plans, objectives and prospects, its future financial or business performance, conditions or strategies, its partnerships, including with respect to the launch of R21/Matrix-M Malaria vaccine, the ongoing development of its updated COVID-19 vaccine and COVID-19-Influenza Combination (CIC) investigational vaccine candidate, the scope, timing and outcome of future and pending regulatory filings and actions, the availability of its updated COVID-19 vaccine, the fall 2024 and future global COVID-19 market opportunities, and the timing of delivery and distribution of its vaccine. Generally, forward-looking statements can be identified through the use of words or phrases such as “believe,” “may,” “could,” “will,” “would,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipate,” “intend,” “seek,” “plan,” “project,” “expect,” “should,” “would,” “aim,” or “assume,” the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs and expectations about the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements involve estimates, assumptions, risks, and uncertainties that could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, and, therefore, you should not place considerable reliance on any such forward-looking statements. Such risks and uncertainties include, without limitation, our and Sanofi’s ability to successfully implement its partnership, including the ability to transition key processes and effect technology transfers, Novavax’s and Sanofi’s ability to successfully develop or commercialize any vaccines or vaccine candidates, our ability to successfully and timely manufacture, distribute, or market our updated COVID-19 vaccine including as a single dose vial or pre-filled product presentation for the 2024-2025 vaccination season, our plans to sell our COVID-19 vaccine for the 2024-2025 vaccination season under Emergency Use Authorization; challenges satisfying, alone or together with partners, various safety, efficacy, and product characterization requirements, including those related to process qualification, assay validation and stability testing, necessary to satisfy applicable regulatory authorities; challenges or delays in conducting clinical trials; challenges or delays in obtaining regulatory authorization for our product candidates, including our updated COVID-19 vaccine in time for the 2024-2025 vaccination season in the U.S. and in foreign jurisdictions to meet APA commitments or for future COVID-19 variant strain changes, our COVID-19-Influenza combination vaccine candidate and our stand-alone influenza vaccine candidate; manufacturing, distribution or export delays or challenges; our substantial dependence on Serum Institute of India Pvt. Ltd. and Serum Life Sciences Limited for co-formulation and filling and PCI Pharma Services for finishing our COVID-19 vaccine and the impact of any delays or disruptions in their operations on the delivery of customer orders; difficulty obtaining scarce raw materials and supplies; resource constraints, including human capital and manufacturing capacity, and constraints on our ability to pursue planned regulatory pathways, alone or with partners, in multiple jurisdictions simultaneously, leading to staggered regulatory filings, and potential regulatory actions; the potential for an unfavorable outcome in disputes; challenges in implementing our global restructuring and cost reduction plan; our ability to timely deliver doses; challenges in obtaining commercial adoption and market acceptance of our updated COVID-19 vaccine or any COVID-19 variant strain-containing formulation; challenges meeting contractual requirements under agreements with multiple commercial, governmental, and other entities, including requirements to deliver doses that may require Novavax to refund portions of upfront and other payments previously received or result in reduced future payments pursuant to such agreements; challenges related to the seasonality of vaccinations against COVID-19; and other risks and uncertainties identified in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (“SEC”) on February 28, 2024, and in Part II, Item 1A “Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 10, 2024, which may be detailed and modified or updated in other documents filed with the SEC from time to time, and are available at www.sec.gov and at www.novavax.com. You are encouraged to read these filings as they are made.

We cannot guarantee future results, events, level of activity, performance, or achievement. Any or all of our forward-looking statements in this Current Report on Form 8-K and the Investor Presentation may turn out to be inaccurate or materially different from actual results. Further, any forward-looking statement speaks only as of the date when it is made, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

The information in Item 7.01 and Item 8.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. In addition, the contents of the Company’s website are not incorporated by reference into this Current Report on Form 8-K and you should not consider information provided on the Company’s website to be part of this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation of Novavax, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: June 6, 2024	By:	/s/ Mark Casey
	Name:	Mark Casey
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary